THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                         SEPARATE ACCOUNT USL A
                 GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED APRIL 3, 2014
                                  TO
                        PROSPECTUS DATED MAY 1, 2013


     Effective April 3, 2014, The United States Life Insurance Company in the City of New York ("US Life") is amending the prospectus for the sole purpose of ceasing future sales of the Group Immediate Variable Annuity Contracts (the "Contracts").

     The paragraph below is added as the second paragraph of the prospectus subsection entitled "SUMMARY OF THE CONTRACT":

       As of May 1, 2014, US Life will no longer accept applications for the Contracts. No new Contracts will be issued after April 30, 2014. Your rights as a Contract Owner, including the right to make changes in your variable investment option allocations, are not affected by this change.